MERIDIAN VALUE FUND(SM)
                                                 January 21, 1999

To Our Shareholders:

The Meridian Value Fund's net asset value per share at December 31, 1998 was $18.32, a gain of 18.9% for the calendar year. The Fund made a dividend distribution of $.47 per share on September 23, 1998. The Fund's total return and average annual compounded rate of return since June 30, 1995, were 121.6% and 25.5%, respectively. Prior to June 30, 1995, the Fund's cash position was approximately 50%, as it was in the start-up process of becoming fully invested. The Fund's assets at the close of the quarter were invested 20.1% in cash and cash equivalents and 79.9% in stocks. Total net assets were $17,768,116 and there were 254 shareholders.

Notwithstanding the third quarter market downturn, equities experienced another exceptional year during 1998. The S&P 500 gained 28.6 percent, primarily the result of a steady economy and lower interest rates. The S&P 500 has advanced for eight consecutive years, with gains in excess of 20 percent during each of the past four years. Small-cap stocks continued to under perform the market, but this time by a significant margin. The Russell 2000 posted a loss of 3.4 percent during the year. The best performing areas of the market were large technology stocks such as Microsoft, Intel, Cisco and Dell, and internet-related issues such as America Online, Yahoo and Amazon.com. The worst performing sectors included energy, hotels and real estate.

It was another good year for the bond market. The Dow Jones Bond Index advanced to 106.42 from 105.05 at the end of 1997, a gain of 1.3 percent. The interest rate on the five-year government bond declined from 5.72 percent to 4.59 percent during the year.

The economy recorded a solid year during 1998. The problems in Asia, Russia and Latin America only modestly impacted our economy. Corporate profits were weak but all other indicators were positive. Gross Domestic Product increased approximately 3 percent, interest rates declined, inflation remained calm, more jobs were created, unemployment declined and wage gains eased. It will be difficult to repeat this performance again in 1999, but we see nothing in the current mix to cause a recession. Our forecast for 1999 is for continued growth with modest increases in interest rates and inflation. Corporate profits, in our opinion, will be flat to slightly higher. The economic landscape, in our view, will be modestly favorable for equities during 1999.

At this time, the Meridian Value Fund's holdings continue to consist primarily of small and medium capitalization stocks. The S&P 500 has outperformed the Russell 2000 for five consecutive years, and by a wide margin. Popular large-cap stocks sell at extreme valuations, leaving little room for error. The price valuations are more compelling in the small-cap sector, especially when earnings prospects for the next few years are taken into consideration. We don't know when the psychology will shift or what the catalyst will be, but the odds of a positive multi-year cycle for investors in small and medium-sized stocks continue to improve.

Purchases during the quarter included Agrium, Boston Scientific, Clarify, Great Atlantic Pacific & Tea, Imation, Pep Boys, Smart and Final, and Wang Global. Sales included A.C. Moore Arts & Crafts, Fossil, Information Resources, Intervoice, Maxwell Shoe, Inc., Mechanical Dynamics, Mylan Laboratories, and Scotts. In addition, First Brands and Rubbermaid were acquired, and we sold the shares.

The Great Atlantic Pacific & Tea Company (A&P) is a leading supermarket chain with a market capitalization of less than $1.2 billion. The industry has been consolidating for some time. A&P suffered an earnings decline in 1998 due to poor results in markets in which it does not have a strong competitive position and due to increased costs associated with its store modernization program. The stock price dropped from $36 to as low as $23. The company brought in a new CEO and announced a restructuring of operations to reduce its presence in weaker markets, streamline distribution and administration, and accelerate the store modernization program. Same-store sales growth is now improving. We expect A&P operating earnings of $2.00 per share in 1999, followed by $2.50 in 2000. The stock now trades at $29, 14.5X projected 1999 earnings and 11.5X estimated 2000 earnings, approximately half the S&P 500 multiple.

We wish everyone a happy and prosperous New Year.

                          /s/ Richard F. Aster, Jr.
                                   Richard F. Aster, Jr.

                          /s/ Kevin O'Boyle
                                   Kevin O'Boyle

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK - 79.9%
  AGRICULTURE - 2.5%
     Agrium Inc.*...........................................  50,600       $439,588
  CONSUMER FINANCE - 0.8%
     Fingerhut Companies, Inc.*.............................   9,400        145,113
  CONSUMER PRODUCTS - 4.8%
     Sanderson Farms, Inc.*.................................  26,500        407,438
     Tyson Foods, Inc. Class A*.............................  21,000        446,250
  ENERGY - 1.9%
     Ultramar Diamond Shamrock Corporation*.................  14,000        339,500
  FOOD CHAINS - 4.7%
     Great Atlantic & Pacific Tea Company, Inc. ............  15,100        447,338
     Smart & Final, Inc.*...................................  41,000        394,625
  HEALTH SERVICES - 13.3%
     American Healthcorp, Inc. .............................  40,400        396,425
     Boston Scientific Corporation..........................  18,000        482,625
     Haemonetics Corporation................................  17,500        398,125
     Pharmacia & Upjohn, Inc.*..............................   6,700        379,387
     Teva Pharmaceutical Industries Ltd.*...................  10,200        415,012
     Zoll Medical Corporation...............................  33,000        292,875
  INDUSTRIAL PRODUCTS - 7.6%
     ITI Technologies, Inc. ................................  14,500        449,500
     Imation Corporation....................................  26,900        470,750
     Pall Corp. ............................................  17,300        437,906
  LEISURE & AMUSEMENT - 2.1%
     Scientific Games Holdings Corp. .......................  20,000        377,500
  RESTAURANTS - 4.4%
     Buffets, Inc. .........................................  65,000        775,937

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        3

DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK (continued)
  RETAIL - 9.9%
     Discount Auto Parts, Inc. .............................  17,100       $375,131
     PETsMART, Inc. ........................................  50,000        550,000
     Pep Boys*..............................................  23,900        374,931
     Shoe Carnival, Inc. ...................................  29,000        322,625
     Sunglass Hut International, Inc. ......................  20,000        140,000
  TECHNOLOGY - 13.9%
     American Management Systems, Inc. .....................   7,500        300,000
     Business Objects S.A. .................................  15,000        487,500
     Clarify, Inc. .........................................  18,300        447,206
     Mentor Graphics Corporation............................  45,000        382,500
     Wang Laboratories, Inc. ...............................  16,000        444,000
     Xircom, Inc. ..........................................  12,000        408,000
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 11.2%
     ANTEC Corporation......................................  21,800        438,725
     Commscope, Inc. .......................................  25,000        420,313
     Newbridge Networks Corp. ..............................  14,200        431,325
     Teltrend, Inc. ........................................  20,000        382,500
     Universal Electronics, Inc. ...........................  30,000        322,500
  TRANSPORTATION - 2.6%
     Atlas Air, Inc. .......................................   9,500        464,906
                                                                        -----------
  TOTAL COMMON STOCK (Identified cost $11,966,732)..................     14,188,056
CASH AND OTHER ASSETS LESS LIABILITIES - 20.1%......................      3,580,060
                                                                        -----------
NET ASSETS - 100%...................................................    $17,768,116
                                                                        ===========
Shares of capital stock outstanding.................................        969,634
                                                                        ===========
Net asset value per share...........................................         $18.32
                                                                        ===========

*    Income producing

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        4

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $11,966,732)............................  $14,188,056
  Cash and cash equivalents.................................    3,589,858
  Receivables for:
     Dividends..............................................        3,150
     Interest...............................................        9,905
     Sales of capital stock.................................       14,917
  Prepaid expenses..........................................          515
                                                              -----------
     TOTAL ASSETS...........................................   17,806,401
                                                              -----------

LIABILITIES
  Payables For:
     Purchase of capital stock..............................       23,463
     Accrued expenses.......................................       14,822
                                                              -----------
     TOTAL LIABILITIES......................................       38,285
                                                              -----------
NET ASSETS..................................................  $17,768,116
                                                              ===========
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................      969,634
                                                              ===========
Net asset value per share (offering and redemption price)...       $18.32
                                                              ===========
Net assets consist of:
  Paid in capital...........................................  $15,207,740
  Undistributed net investment loss.........................      (42,463)
  Accumulated net realized gain.............................      381,515
  Net unrealized appreciation on investments................    2,221,324
                                                              -----------
                                                              $17,768,116
                                                              ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        5

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.................................................   $25,272
  Interest..................................................    57,075
                                                              --------
       Total investment income..............................               $82,347
EXPENSES
  Investment advisory fees..................................    70,742
  Transfer agent fees.......................................    14,720
  Pricing fees..............................................    11,960
  Registration and filing fees..............................     5,905
  Professional fees.........................................     9,200
  Custodian fees............................................     4,755
  Reports to shareholders...................................     5,060
  Directors' fees and expenses..............................     1,104
  Miscellaneous expenses....................................     1,364
                                                              --------
       Total expenses.......................................               124,810
                                                                          --------
  Net investment loss.......................................               (42,463)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gain on investments..........................   381,547
  Net decrease in unrealized appreciation on investments....   (52,277)
                                                              --------
  Net realized and unrealized gains on investments..........               329,270
                                                                          --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $286,807
                                                                          ========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        6

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          Period Ended       Year Ended
                                                        December 31, 1998   June 30, 1998
                                                        -----------------   -------------
OPERATIONS
Net investment loss...................................        ($42,463)        ($122,654)
Net realized gain on investments......................         381,547         1,155,399
Net increase (decrease) in unrealized appreciation of
  investments.........................................         (52,277)          994,456
                                                           -----------       -----------
  Net increase from operations........................         286,807         2,027,201
                                                           -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income..................               0                 0
Distributions from net realized capital gains.........        (383,742)       (1,049,358)
                                                           -----------       -----------
  Total distributions.................................        (383,742)       (1,049,358)
                                                           -----------       -----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock...........................       6,442,517         4,793,097
Reinvestment of distributions.........................         274,369         1,027,567
Less: redemptions.....................................      (1,048,214)       (1,942,238)
                                                           -----------       -----------
  Increase resulting from capital share
     transactions.....................................       5,668,672         3,878,426
                                                           -----------       -----------
Total increase in net assets..........................       5,571,737         4,856,269
NET ASSETS
Beginning of period...................................      12,196,379         7,340,110
                                                           -----------       -----------
End of period.........................................     $17,768,116       $12,196,379
                                                           ===========       ===========

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        7

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   For the six months               For the fiscal year ended June 30,
                                         ended          -----------------------------------------------------------
                                   December 31, 1998       1998          1997         1996        1995     1994(+)
                                   ------------------   -----------   ----------   ----------   --------   --------
Net Asset Value - Beginning of
  year...........................          $19.30            $17.40       $15.32       $10.27      $9.87     $10.00
                                      -----------       -----------   ----------   ----------   --------   --------
Income from Investment Operations
-------------------------------
Net Investment (Loss) Income.....           (0.04)            (0.19)       (0.26)       (0.10)     (0.04)      0.00
Net Gains or Losses on Securities
  (both realized and
  unrealized)....................           (0.47)             4.32         3.20         5.15       0.44      (0.13)
                                      -----------       -----------   ----------   ----------   --------   --------
Total From Investment
  Operations.....................           (0.51)             4.13         2.94         5.05       0.40      (0.13)
                                      -----------       -----------   ----------   ----------   --------   --------
Less Dividends and Distributions
----------------------------
Dividends from net investment
  income.........................            0.00              0.00         0.00         0.00       0.00       0.00
Distribution from net realized
  capital gains..................           (0.47)            (2.23)       (0.86)        0.00       0.00       0.00
                                      -----------       -----------   ----------   ----------   --------   --------
Total Dividends and
  Distributions..................           (0.47)            (2.23)       (0.86)        0.00       0.00       0.00
                                      -----------       -----------   ----------   ----------   --------   --------
Net Asset Value - End of
  Period.........................          $18.32            $19.30       $17.40       $15.32     $10.27      $9.87
                                      ===========       ===========   ==========   ==========   ========   ========
Total Return.....................          (2.26%)**         26.05%       20.55%+      49.17%+     4.05%+    (1.30%)+
                                      ===========       ===========   ==========   ==========   ========   ========
Ratios/Supplemental Data
----------------------
Net Assets, End of Period........     $17,768,116       $12,196,379   $7,340,110   $3,471,507   $715,021   $391,538
Ratio of Expenses to Average
  Net Assets.....................           1.75%++           2.16%        2.51%*       2.55%*     2.78%*     1.28%*
Ratio of Net Investment Loss to
  Average Net Assets.............          (0.60%)++         (1.35%)      (1.96%)*     (1.36%)*    (.58%)*    (.07%)*
Portfolio Turnover Rate..........            128%++            133%         144%         125%        77%       194%

(+)  From commencement of operations on February 10, 1994.
+    The total returns would have been lower had certain expenses not been reduced during the periods shown.
*    Not representative of expenses incurred by the Fund as the
     Adviser waived its fee and/or paid certain expenses of the
     Fund. As indicated in Note 3, the Investment Manager reduced a portion of its fee and absorbed certain expenses of the
     Fund. Had these fees and expenses not been reduced and
     absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28%, 12.44% and 10.02%, respectively.
**   Figure not annualized.
++   Figures are annualized.

    The accompanying notes are an integral part of the financial statements.
                                  (unaudited)
                                        8

NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

  a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

  b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $11,966,732, the aggregate gross unrealized appreciation is $2,482,712, and the aggregate gross unrealized depreciation is $261,388, resulting in net unrealized appreciation of $2,221,324.

  c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

  d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

  e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

  f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

  g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which

FOR THE PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

      exceed net investment income and net realized capital gains are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

 2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1998 through October 31, 1999. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of December 31, 1998, was 18.91%.

     The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the previous fiscal year the federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund continues to use the most stringent state expense limitation of 2 1/2% and will do so in the future as the Advisor has agreed to continue this practice. The Investment Advisor did not reimburse the Fund during 1998.

 3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the period ended December 31, 1998, and the year ended June 30, 1998, were as follows:

                                                   December     June
                                                     1998       1998
                                                   --------   --------
         Shares sold                               384,240     261,800
         Shares issued on reinvestment of
           distributions                            17,299      61,393
                                                   -------    --------
                                                   401,539     323,193
         Shares redeemed                           (64,002)   (112,937)
                                                   -------    --------
         Net increase                              337,537     210,256
                                                   =======    ========

 4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of December 31, 1998, was $1,104.

 5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the period ended December 31, 1998, were $10,410,540 and $7,448,185, respectively.

                     [This page intentionally left blank.]

                                                MERIDIAN VALUE FUND(SM)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                   Meridian Value Fund. It is not authorized
                   for distribution to prospective investors
                         unless preceded or accompanied
                          by an effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   FIRST DATA
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                              MORRISON & FOERSTER
                                Washington D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                               SEMI ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. SIR FRANCIS DRAKE BLVD.
                             WOOD ISLAND, SUITE 306
                               LARKSPUR, CA 94939
                                 (415) 461-6237

                            TELEPHONE (800) 446-6662

                               DECEMBER 31, 1998